EXHIBIT 4

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of February 27, 2008

OCM PRINCIPAL OPPORTUNITIES
FUND, L.P.
By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Richard Goldstein
Name: Richard Goldstein
Title: Authorized Signatory

By:	/s/ Skardon Baker
Name: Skardon Baker
Title: Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Goldstein
Name: Richard Goldstein
Title: Authorized Signatory

By:	/s/ Skardon Baker
Name: Skardon Baker
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.
By: OCM Holdings I, LLC
Its: General Partner

By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title: Vice President

By:	/s/ Richard Ting
Name: Richard Ting
Title: Vice President

OCM HOLDINGS I, LLC

By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title: Vice President

By:	/s/ Richard Ting
Name: Richard Ting
Title: Vice President

OAKTREE HOLDINGS, LLC
By: Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title:	Managing Director
General Counsel

By:	/s/ Richard Ting
Name: Richard Ting
Title:	Managing Director
Associate General Counsel

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title:	Managing Director
General Counsel

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director
Associate General Counsel

OAKTREE CAPITAL GROUP HOLDINGS, L.P.
By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title:	Managing Director
General Counsel

By:	/s/ Richard Ting
Name: Richard Ting
Title:	Managing Director
Associate General Counsel

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title:	Managing Director
General Counsel

By:	/s/ Richard Ting
Name: Richard Ting
Title:	Managing Director
Associate General Counsel